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                                                                   EXHIBIT 10.17

                  REGISTRATION RIGHTS AGREEMENT dated as of February 26, 1999, among MEDICONSULT.COM, INC., a Delaware corporation (the "Corporation"), and the Investors listed on Schedule A hereto (the "INVESTORS").

                  The Investors own or have the right to acquire (by the exercise, exchange or conversion of securities that are exercisable or exchangeable for or convertible into) Common Stock, $.001 par value per share (the "Common Stock"), of the Corporation. The parties hereto deem it to be in their respective best interests to set forth the rights of the Investors in connection with public offerings and sales of the Common Stock.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Corporation and the Investor hereby agree as follows:

                  SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                  "COMMISSION" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "INVESTOR WARRANTS" shall mean, collectively, each stock subscription warrant dated the date hereof, and issued by the Corporation to each Investor, respectively.

                  "OTHER SHARES" shall mean at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares including, but not limited to, shares of Common Stock owned by directors or officers of the Corporation.

                  "PLANNED SECONDARY OFFERING" shall mean the underwritten secondary public offering (the managing underwriters of which shall be one or more nationally recognized investment banking firms) for the account of the Corporation of its Common Stock pursuant to a registration statement filed under the Securities Act which shall have been completed by the Corporation on or before June 30, 1999 (the "Anticipated Offering Date") and results in aggregate gross cash proceeds to the Corporation of not less than $20,000,000 (collectively, the "Secondary Offering Criteria").

                  "PRIMARY SHARES" shall mean at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Corporation in its treasury.

                  "PURCHASE AGREEMENT" shall mean the Senior Preferred Stock Purchase Agreement dated as of the date hereof, among the Corporation and the Investors listed on Schedule 1 thereto.

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                  "REGISTRABLE SHARES" shall mean, with respect to any Investor, the shares of Common Stock held by such Investor which constitute Restricted Shares.

                  "REGISTRATION DATE" shall mean the date upon which the registration statement pursuant to which the Corporation shall have initially registered shares of Common Stock under the Securities Act for sale to the public was declared effective.

                  "RESTRICTED SHARES" shall mean the shares of Common Stock, Senior Preferred Stock and shares of Common Stock issuable upon exercise or exchange of the Investor Warrants, any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock and any securities received in respect thereof, in any case, which are held by an Investor and which have not theretofore been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

                  "RULE 144" shall mean Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule 144A).

                  "SECURITIES ACT" shall mean the Securities Act of 1933 or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "SENIOR PREFERRED STOCK" shall mean the Senior Convertible Preferred Stock, $.001 par value, of the Corporation.

                  "TRANSFER" shall include any disposition of any Restricted Shares or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act other than any such disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.

                  SECTION 2. REQUIRED REGISTRATION. If the Corporation shall at any time following six (6) months after the consummation of the Corporation's Planned Secondary Offering if the same occurs by the Anticipated Offering Date, or if not, then after October 15, 1999 (the "Stipulated Date"), be requested in writing by any Investor to effect the registration under the Securities Act of Registrable Shares, then the Corporation shall, within 10 days of such request, deliver a written notice of such proposed registration to all holders of outstanding Registrable Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by the holders of Registrable Shares who or which shall respond in writing to the Corporation's notice within 15 days after delivery thereof, PROVIDED, HOWEVER, that such registration shall have an aggregate gross offering price of at least $5,000,000. The Corporation shall promptly thereafter use its best efforts to effect such registration under the Securities Act of the Registrable Shares which the Corporation has been so requested to register; PROVIDED, HOWEVER, that the Corporation shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

                  (a) the Corporation shall not be obligated to use its best efforts to file and cause to become effective (i) more than two (2) registration statements initiated pursuant to this Section 2 pursuant to which the Registrable Shares requested to be included therein have been effectively sold thereunder; PROVIDED, HOWEVER, that any registration

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         proceeding begun pursuant to this Section 2 shall not be so counted if
         (x) such registration statement is subsequently withdrawn at the request of the holders of a majority of the Registrable Shares requested to be registered and such withdrawal is based upon material adverse information relating to the Corporation or its condition, business, or prospects that is different from that generally known to the holders of Registrable Shares at the time of their request, (y) the Investor shall have reimbursed the Corporation for all out-of-pocket expenses incurred in connection with such withdrawn registration statement, or (z) more than 20% of all Registrable Shares requested to be registered in such registration statement have not been so registered, or (ii) any registration statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 180 days;

                  (b) the Corporation may delay the filing or effectiveness of any registration statement for a period of up to 60 days after the date of a request for registration pursuant to this Section 2 if:

                       (i) at the time of such request the Corporation is
                  engaged, or has fixed plans to engage within 60 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Restricted Shares may include Registrable Shares pursuant to Section 3, or

                       (ii) the Corporation determines in good faith that (A) it
                  is in possession of material, non-public information concerning an acquisition, merger, recapitalization, consolidation, reorganization or other material transaction by or of the Corporation or concerning pending or threatened litigation and (B) disclosure of such information would jeopardize any such transaction or litigation or otherwise materially harm the Corporation , and the Corporation shall furnish to the Investor requesting such registration a certificate signed by the President to such effect;

         PROVIDED that the Corporation may not utilize the right set forth in this clause (b) more than once in any 12-month period; and

                  (c) with respect to any registration pursuant to this Section 2, the Corporation may include in such registration any Primary Shares or Other Shares; PROVIDED, HOWEVER, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then the number of Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

                       (i) FIRST, the Registrable Shares requested to be
                  included in such registration by the Investors PRO RATA based upon the number of Restricted Shares

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                  (based upon Common Stock equivalents) owned by all holders of
                  Restricted Shares at the time of such registration;

                       (ii) SECOND, the Primary Shares; and

                       (iii) THIRD, the Other Shares.

                  (d) in the event that the holders of Registrable Shares requesting registration in any given instance under this Section 2 shall require that such registration be underwritten, then the managing underwriters therefor shall be chosen by a majority-in-interest of such holders, subject to the consent of the Corporation, which consent shall not be unreasonably withheld, delayed or conditioned.

                  SECTION 3. PIGGYBACK REGISTRATION. If the Corporation at any time proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than (a) the Planned Secondary Offering, PROVIDED that it is consummated on or before the Anticipated Offering Date or (b) on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to the holders of Restricted Shares of its intention so to register the Primary Shares or Other Shares and, upon the written request, given within 30 days after delivery of any such notice by the Corporation, of the holders of Restricted Shares to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Corporation shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration. Notwithstanding the foregoing, if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of Primary Shares proposed to be registered by the Corporation, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                       (i) FIRST, the Primary Shares;

                       (ii) SECOND, any Registrable Shares requested to be
                  included in such registration, PRO RATA based upon the number of Restricted Shares (based upon Common Stock equivalents) owned by holders of Restricted Shares requesting inclusion of Registrable Shares in such registration at the time of such registration.

                       (iii) THIRD, the Other Shares.

                  SECTION 4. REGISTRATIONS ON FORM S-3. From and after the Stipulated Date, the holders of Restricted Shares shall have the right to request in writing up to two registrations on Form S-3 per year, or such successor form, of Registrable Shares held by them (the Corporation to bear the costs of such registrations), which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of, (ii) state the intended method of disposition of such Registrable Shares and (iii) relate to Registrable Shares having an anticipated aggregate offering price of at least $500,000. A requested registration on

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Form S-3, or any such successor form, in compliance with this Section 4 shall not count as a registration statement initiated pursuant to Section 2 but shall otherwise be treated as a registration initiated pursuant to Section 2 and shall, except as otherwise expressly provided in this Section 4, be subject to
Section 2.

                  SECTION 5. HOLDBACK AGREEMENT. If on or before the Anticipated Offering Date the Corporation shall consummate a Planned Secondary Offering that meets the Secondary Offering Criteria, the Investors shall not sell publicly, make any short sale of, grant any option for the purchase of or otherwise dispose publicly of, any Restricted Shares without the prior written consent of the Corporation for a period designated by the Corporation in writing to the holders of Registrable Shares, which period shall not begin more than ten (10) days prior to the effectiveness of the registration statement pursuant to which such Planned Secondary Offering shall be made and shall end no later than the later to occur of (i) 180 days after the effective date of such registration statement and (ii) October 15, 1999; PROVIDED, HOWEVER, that each officer and director of the Corporation and each holder of at least 1% of the outstanding capital stock of the Corporation is bound by and complies with no less restrictive agreements with respect thereto than the agreement set forth in this
Section 5.

                  SECTION 6. PREPARATION AND FILING. If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Corporation shall, as expeditiously as practicable:

                  (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 180 days or until all of such Registrable Shares have been disposed of (if earlier);

                  (b) furnish, at least five (5) business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to counsel selected by the Investors, copies of all such documents proposed to be filed (it being understood that such five (5) business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the counsel to the Investors in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

                  (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 180 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

                  (d) notify in writing the counsel to the Investors promptly
         (i) of the receipt by the Corporation of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the

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         Corporation of any notification with respect to the issuance by the
         Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                  (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Investor reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the holders of Registrable Shares to consummate the disposition in such jurisdictions of such Registrable Shares; PROVIDED, HOWEVER, that the Corporation will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (e);

                  (f) furnish to the holders of Registrable Shares such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the holders of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

                  (g) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the holders of Registrable Shares to consummate the disposition of such Registrable Shares;

                  (h) notify the holders of Registrable Shares on a timely basis at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 6, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the holders of Registrable Shares, prepare and furnish to the holders of Registrable Shares a reasonable number of copies of a supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (i) make available for inspection by the holders of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the holders of Registrable Shares or any underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due

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         diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such holders of Registrable Shares in connection with such registration statement; PROVIDED, HOWEVER, that any of the Information which the Corporation determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or
         (iii) such Information has been made generally available to the public; and PROVIDED FURTHER, HOWEVER, that the holders of Registrable Shares agree that they will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at the Corporation's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

                  (j) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

                  (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

                  (l) provide a transfer agent and registrar (which may be the same entity and which may be the Corporation) for such Registrable Shares;

                  (m) issue to any underwriter to which the holders of Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

                  (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the Nasdaq National Market System or such other national securities exchange as the holders of a majority of the Registrable Shares held by the Investor shall request;

                  (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

                  (p) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

                  SECTION 7. EXPENSES. All expenses incurred by the Corporation in complying with Section 6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and

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expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Corporation's counsel and accountants and fees and expenses of the counsel to the Investors, shall be paid by the Corporation; PROVIDED, HOWEVER, that all underwriting discounts and selling commissions applicable to the Registrable Shares or Other Shares shall not be borne by the Corporation but shall be borne by the holders of Registrable Shares and holders of Other Shares in proportion to the number of Registrable Shares or Other Shares sold by each of them.

                  SECTION 8. INDEMNIFICATION.

                  (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the holders of Registrable Shares, each underwriter, broker or any other person acting on behalf of the holders of Registrable Shares and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the holders of Registrable Shares, such underwriter, such broker or such other person acting on behalf of the holders of Registrable Shares and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by the holders of Registrable Shares or underwriter specifically for use in the preparation thereof.

                  (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, the holders of Registrable Shares shall severally, but not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section 8) the Corporation,

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         each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the holders of Registrable Shares and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation or such underwriter through an instrument duly executed by the holders of Registrable Shares specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; PROVIDED, HOWEVER, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by the Investor from the sale of Registrable Shares effected pursuant to such registration.

                  (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 8, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; PROVIDED, HOWEVER, that if any indemnified party shall have -------- ------- reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 8.

                  (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the

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         indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  SECTION 9. UNDERWRITING AGREEMENT. Notwithstanding the provisions of Sections 5, 6, 7 and 8, to the extent that the holders of Registrable Shares shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such underwriting or similar agreement shall control as to the party or parties so entering into such underwriting agreement.

                  SECTION 10. INFORMATION BY HOLDER. Each of the holders of Registrable Shares proposing to sell the same pursuant to a registration to which this Agreement relates shall furnish to the Corporation such written information regarding the holders of Registrable Shares and the distribution proposed by such holders of Registrable Shares as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

                  SECTION 11. EXCHANGE ACT COMPLIANCE. From the Registration Date or such earlier date as a registration statement filed by the Corporation pursuant to the Exchange Act relating to any class of the Corporation's securities became effective, the Corporation represents and warrants that it has complied with and covenants that it shall comply with all of the reporting requirements of the Exchange Act (whether or not it shall be required to do so) and represents and warrants that it has complied with and covenants that it shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Corporation shall cooperate with the holders of Registrable Shares in supplying such information as may be necessary for the Investor to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

                  SECTION 12. NO CONFLICT OF RIGHTS. The Corporation represents and warrants to the holders of Registrable Shares that the registration rights granted to the holders of Registrable Shares hereby do not conflict with any other registration rights granted by the Corporation. The Corporation shall not, after the date hereof, grant any registration rights which are superior to, conflict with or impair the registration rights granted hereby.

                  SECTION 13. TERMINATION. This Agreement shall terminate and be of no further force or effect when there shall not be any Restricted Shares outstanding, PROVIDED that any rights granted to a holder of Restricted Shares pursuant to Section 2 or Section 4 hereof shall terminate as to such holder at such earlier time, if any, as such holder may sell immediately all Registrable Shares held or entitled to be held by such holder under Rule 144 without limitation as to volume.

                  SECTION 14. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the Corporation, the holders of Registrable Shares and, subject to Section 15, the respective successors and assigns of the Corporation and holders of Registrable Shares.

                  SECTION 15. ASSIGNMENT. Each holder of Registrable Shares may assign its rights hereunder to any purchaser or transferee of Restricted Shares; PROVIDED, HOWEVER, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as the seller or transferor hereunder whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement.

                  SECTION 16. ENTIRE AGREEMENT. This Agreement, and the Stock Purchase Agreement dated as of the date hereof, among the Corporation and the other parties thereto, and the other writings referred to therein or delivered pursuant thereto, contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

                  SECTION 17. NOTICES. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                  (i)      if to the Corporation at:

                           Mediconsult.com, Inc.
                           33 Reid Street, 4th floor
                           Hamilton HM12, Bermuda
                           Attention:
                           Telecopier:

                           with a copy to:

                           Golenbock, Eiseman, Assor & Bell
                           437 Madison Avenue
                           New York, NY 10022
                           Attention: Lawrence Bell, Esq.
                           Telecopier: 212-754-0330; and



                  (ii)     if to an Investor, to the address set forth on
                           Schedule I hereto, with a copy to:

                           Orrick, Herrington & Sutcliffe LLP
                           30 Rockefeller Plaza
                           New York, New York  10112

                           Telecopier:  (212) 506-3730
                           Attention:  Martin H. Levenglick, Esq.


All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopier, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

                  SECTION 18. MODIFICATIONS; AMENDMENTS; WAIVERS. The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by the Corporation and a majority-in-interest of the holders of Restricted Shares.

                  SECTION 19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  SECTION 20. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                  SECTION 21. CONSENT TO JURISDICTION; VENUE.

         (a) The Corporation hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court of the Southern District of New York, and any appellate court from such court, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and the Corporation hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Federal court. The Corporation may not bring or commence any such action or proceeding except in any such court in such jurisdiction. The Corporation agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (b) The Corporation hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. The Corporation hereby irrevocably waives, to the fullest extent permitted by law, the defense of FORUM NON CONVENIENS to the maintenance of such action or proceeding in any such court.

         (c) The Corporation hereby irrevocably appoints and designates Golenbock, Eiseman, Assor & Bell located at 437 Madison Avenue, New York, New York 10022, or any other person having and maintaining a place of business in the State of New York whom the Corporation may from time to time hereafter designate (having given 30 days' notice thereof to the parties hereto), as the true and lawful attorney and duly authorized agent for acceptance of service of legal process from the Corporation. Without prejudice to the foregoing, the Corporation irrevocably consents to service of process in the manner provided for notices in Section 17. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 22. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly therein (without reference to principles of conflicts of laws).

                  IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

                                  MEDICONSULT.COM, INC.


                                  By: /s/ Robert A. Jennings
                                     ------------------------------------------
                                     Name:  Robert A. Jennings
                                     Title: CEO


                                  THE INVESTORS:

                                  NAZEM & COMPANY IV, L.P.,

                                  By: Nazem & Associates IV, L.P., its General Partner


                                  By: /s/ Fred Nazem
                                     ------------------------------------------
                                     Name:  Fred Nazem
                                     Title: General Partner


                                  TRANSATLANTIC VENTURE FUND C.V.

                                  By: /s/ Fred Nazem
                                     ------------------------------------------
                                     Name:  Fred Nazem
                                     Title: Investment Manager





                                  /s/ Peter May
                                  ---------------------------------------------
                                  Peter May


                                  /s/ Nelson Peltz
                                  ---------------------------------------------
                                  Nelson Peltz

                                   SCHEDULE A


                                    INVESTORS

NAZEM & COMPANY IV, L.P.
c/o Nazem & Co.
645 Madison Avenue
New York, New York 10022
Attention:  Fred F. Nazem
Telecopier:  (212) 371-2150

TRANSATLANTIC VENTURE FUND C.V.
c/o Nazem & Co.
645 Madison Avenue
New York, New York 10022
Attention:  Fred F. Nazem
Telecopier:  (212) 371-2150

Peter May
c/o Triarc Companies, Inc.
280 Park Avenue, 41st Floor, West Tower
New York, New York 10017
Telecopier: (212) 451-3024

Nelson Peltz
c/o Triarc Companies, Inc.
280 Park Avenue, 41st Floor, West Tower
New York, New York 10017
Telecopier: (212) 451-3024